UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 8, 2017
(Date of earliest event reported)

Wabash National Corporation

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana	47905	765-771-5310
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 7.01.         Regulation FD Disclosure.

On September 8, 2017, Wabash National Corporation (the “Company”) announced that it intends to offer and sell $325 million in aggregate principal amount of its unsecured senior notes due 2025 (the “Notes”) to eligible purchasers in a private placement under the Securities Act of 1933, as amended (the “Notes Offering”). In connection with the Notes Offering, the Company is disclosing certain information to prospective investors in the offering including certain summary financial and operating data and unaudited pro forma financial data related to the Company’s pending acquisition of Supreme Industries, Inc. This information is included herewith as Exhibit 99.1 and incorporated herein by reference. The Company is also providing hereby certain information excerpted from a presentation that is being used in connection with the Notes Offering. This information is included as Exhibit 99.2.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Item 8.01.         Other Events.

A copy of the press release announcing the proposed Notes Offering is attached hereto as Exhibit 99.3 and is incorporated by reference.

The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act or the securities laws of any other jurisdiction.

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Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

99.1	Certain information provided to prospective investors in connection with the Notes Offering.

99.2	Excerpts from Wabash National Corporation Presentation, dated September 8, 2017.

99.3	Press Release dated September 8, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: September 8, 2017	By:	/s/ Jeffery L. Taylor
Jeffery L. Taylor
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1	Certain information provided to prospective investors in connection with the Notes Offering.

99.2	Excerpts from Wabash National Corporation Presentation, dated September 8, 2017.

99.3	Press Release dated September 8, 2017.

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